SCHEDULE OF FINANCIAL EXPENSE (INCOME), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Financial Expense Income Net
Reevaluation of securities, net	$ 2,208	$ 10	$ (85)
Bank interest income	(189)	(887)
Exchange rate differences	2,194	(14)
Other	8	(18)	(94)
Financial expense income net, total	$ 4,221	$ (909)	$ (179)